STOCKHOLDER AGREEMENT

This STOCKHOLDER AGREEMENT (this “Agreement”) is made as of March 13, 2006, by and between Technest Holdings, Inc., a Nevada corporation (the “Company”), and Markland Technologies, Inc., a Florida corporation (the “Stockholder”).

WITNESSETH THAT:

WHEREAS, the Stockholder owns 13,954,023 shares of the Company’s common stock, $.001 par value per share (the “Common Stock”), representing approximately 90% of the issued and outstanding Common Stock; and

WHEREAS, it is in the best interests of the Company and of the Stockholder to ensure the business success of the Company through the preservation and encouragement of harmonious relationships between the Company and the Stockholder; and

WHEREAS, in furtherance of that goal, the parties hereto desire to agree upon certain terms relating to (i) the issuance of the Company’s securities, (ii) the Company’s corporate governance, (iii) the listing of the Company’s securities on The NASDAQ Capital Market, (iv) registration of shares of the Company’s Common Stock currently held by the Stockholder, (v) intellectual property rights and (v) the provision by the Stockholder of certain corporate services to the Company.

NOW, THEREFORE, in consideration of the premises, of the mutual covenants and agreements herein contained, and other valuable consideration, the receipt and adequacy whereof are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

Section 1.

Restriction on Issuance of Equity, Convertible Debt or Derivative

Securities by the Company.

1.1

Subject to Section 1.2 hereof, for a period of twenty-six (26) months following the date hereof (the “Restriction Period”), the Company agrees that it will not sell or issue:  (a) any shares of capital stock of the Company, (b) any securities convertible into or exercisable or exchangeable for capital stock of the Company or (c) any options, warrants or rights carrying any rights to purchase capital stock of the Company, in each case without the prior written consent of the Stockholder, which consent may be given or withheld by the Stockholder, in its sole and absolute discretion, for any or no reason.

1.2

Notwithstanding the foregoing, the restrictions imposed on Section 1.1 shall be inapplicable with respect to:

(a)

the issuance of up to 1,000,000 shares of Common Stock (as appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock distribution, stock dividend or similar event) issued or issuable in connection with, or upon the exercise of, options or other equity-based awards to be granted to employees, officers, directors and/or consultants of the Company pursuant to the Company’s equity incentive plans, employment contracts or otherwise; provided, however, that (i) awards relating to no more than 500,000 shares may be granted in calendar year 2006 (the “2006 Awards”), (ii) the 2006 Awards shall vest no earlier than twelve (12) months following the date of grant of such awards, and (iii) awards granted on or after January 1, 2007 shall vest no more frequently than in four equal quarterly installments.  Out of the 2006 Awards, the Company shall issue as promptly as practicable (to the extent it has not yet done so as of the date hereof) 30,000 shares of its Common Stock to its employees in connection with the Company’s efforts to become listed on The NASDAQ Capital Market; and

(b)

offerings by the Company that comply with Section 5.1.

             Section 2.  Company Corporate Governance Requirements and Implementation

2.1

Within 120 days of the date of this Agreement, the Company agrees to take such actions as are necessary to restructure its Board of Directors so as to fix the number of Directors of the Company at five (5) and to elect and continue in office as Directors the following:

(a)

Joseph P. Mackin;

(b)

Gino M. Pereira; and

(c)

three (3) “independent directors” (as such term is defined in the Marketplace Rules (the “Marketplace Rules”) of the NASDAQ Stock Market, Inc. (“NASDAQ”)), who shall initially be Robert Doto, Gen. David Gust (US Army Rtd.) and Darlene Deptula Hicks.

2.2

For the period ending on the first anniversary of the date hereof, the Stockholder shall not vote any of shares of the Company’s Common Stock held by the Stockholder to (i) approve an increase in the size of the Board of Directors of the Company to more than five (5) Directors or (ii) remove any of the Directors of the Company set forth in Section 2.1.

2.3

Within 120 days of the date of this Agreement, the Company agrees to take such actions as are necessary to ensure that the Company complies with, and thereafter continues to comply with, the corporate governance requirements set forth in NASDAQ’s Marketplace Rules, including, without limitation, those relating to (i) distribution of annual and interim reports (Marketplace Rule 4350(b)); (ii) independent directors (Marketplace Rule 4350(c)); (iii) audit committees (Marketplace Rule 4350(d)); (iv) shareholder meetings (Marketplace Rule 4350(e)); (v) quorums (Marketplace Rule 4350(f)); (vi) solicitation of proxies (Marketplace Rule 4350(g)); (vii) conflicts of interest (Marketplace Rule 4350(h)); (viii) shareholder approval (Marketplace Rule 4350(i)); (ix) independent public accountants and related peer review (Marketplace Rule 4350(k)); and (x) codes of conduct (Marketplace Rule 4350(n)).

2.4

The Company hereby represents to the Stockholder that it is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the date hereof.  The Company shall use its best efforts to ensure compliance with Section 404 of the Sarbanes Oxley Act of 2002, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, as of the date the SEC requires the Company to be in compliance with such section and the related rules and regulations.

Section 3.  Nasdaq Capital Market Listing Application

            3.1

Within 120 days of the date of this Agreement, the Company shall prepare and submit a complete application (including, without limitation, the application, the listing agreement, all required supporting documentation and application fees) to NASDAQ to list the Company’s Common Stock on The NASDAQ Capital Market.  The Company shall use its best efforts to cause this application to be accepted and shall promptly remedy any deficiencies in the application process as soon as they become known to the Company.

           Section 4.  Stockholder Registration Rights

4.1

Definitions.  As used in this Section 4, the following terms shall have the following meanings:

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means (i) all of the shares of Common Stock of the Company held by the Stockholder on the date hereof, which shares shall remain Registrable Securities in the event such shares are transferred to other persons in private transactions and (ii) any securities issued or issuable upon any stock split, dividend or other distribution recapitalization or similar event with respect to the foregoing.

“Registration Statement” means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Stockholders” means Holders listed on in a Registration Statement as “selling stockholders” or selling securityholders.”

4.2

Registration Statements.

(a)

Demand Registrations.   From time to time upon request of the Stockholder, the Company shall prepare and file with the SEC a Registration Statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  Unless the Company is eligible to use Form S-3 (or a successor form) under the Securities Act (which registrations are covered under Section 4.2(b) below), such Registration Statement shall be on Form SB-2 under the Securities Act (unless the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form). Any such Registration Statement shall list as Selling Stockholders such Holders as the Stockholder may request.  The Company shall use its best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the earlier of (a) the date that is twenty-four (24) months following the date on which such Registration Statement becomes effective and (b) until all Registrable Securities have been sold or may be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to Company’s transfer agent and the Stockholder (the “Effectiveness Period”).  The Company shall promptly notify the Stockholder via e-mail of the effectiveness of such Registration Statement.  Notwithstanding the foregoing, the Company shall not be required to effect registration pursuant to a request under this Section 4.2(a) more than two (2) times during any twelve (12) month period.  A registration will not count as a requested registration under this Section 4.2(a) unless and until the Registration Statement relating to such registration has been declared effective by the Commission.

(b)

Form S-3

.  The Company shall use its best efforts to qualify and remain qualified to register securities pursuant to a Registration Statement on Form S-3 (or any successor form) under the Securities Act.  For so long as the Company is eligible to use Form S-3, the Stockholder shall have the right to request any number of registrations on Form S-3 (or any successor form) covering the resale of the Registrable Securities for offerings to be made on a continuous basis pursuant to Rule 415.  Any such Registration Statement shall list as Selling Stockholders such Holders as the Stockholder may request.  The Company shall use its best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall use its best efforts to keep such Registration Statement continuously effective for the Effectiveness Period.  The Company shall promptly notify the Stockholder via e-mail of the effectiveness of such Registration Statement.

(c)

Piggy-Back Registrations.  If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to the Stockholder and each Holder a written notice of such determination and, if within fifteen (15) days after the date of such notice, the Stockholder or any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities the Stockholder or such Holder requests to be registered; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 4.2(c) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

4.3

Registration Procedures.  In connection with the Company’s registration obligations hereunder, the Company shall:

(a)

Not less than two trading days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to the Stockholder and the Selling Stockholders copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the Stockholder and Selling Stockholders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to the Stockholder, to conduct a reasonable investigation within the meaning of the Securities Act.

(b)

(i) Prepare and file with the SEC such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond promptly to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and promptly provide the Stockholder and the Selling Stockholders true and complete copies of all correspondence from and to the SEC relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act, with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Selling Stockholders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c)

Notify the Stockholder and the Selling Stockholders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) promptly (and, in the case of (i)(A) below, not less than two trading days prior to such filing) (i)(A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to the Stockholder and each of the Selling Stockholders); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of the Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to the Stockholder and each Selling Stockholder until such information otherwise becomes public, unless disclosure by the Stockholder or a Selling Stockholder is required by law.

(d)

Promptly deliver to the Stockholder and each Selling Stockholder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such persons may reasonably request.  Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Selling Stockholders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(e)

Use commercially reasonable efforts to register or qualify the resale of such Registrable Securities as required under applicable securities or Blue Sky laws of each State within the United States as the Stockholder or any Selling Stockholder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(f)

Cooperate with the Selling Stockholders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Selling Stockholders may request.

(g)

Upon the occurrence of any event contemplated by this Section 4.3, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Selling Stockholders in accordance with clauses (ii) through (vi) of Section 4.3(c) above to suspend the use of the use of any Prospectus until the requisite changes to such Prospectus have been made, or the Company otherwise notifies the Selling Stockholders of its election to suspend the availability of a Registration Statement and Prospectus pursuant to clause (vi) of Section 4.3(c), then the Selling Stockholders shall suspend use of such Prospectus.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable, except that in the case of suspension of the availability of a Registration Statement and Prospectus pursuant to clause (vi) of Section 4.3(c), the Company shall not be required to take such action until such time as it shall determine that the continued availability of the Registration Statement and Prospectus is no longer not in the best interests of the Company.  The Company shall be entitled to exercise its right under this Section 4.3(g) to suspend the availability of a Registration Statement and Prospectus.

(h)

Comply with all applicable rules and regulations of the SEC.

(i)

Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(j)

The Company may require each Selling Stockholder to furnish to the Company a statement as to the number of shares of Common Stock beneficially owned by such Selling Stockholder and the controlling person thereof.  The Stockholder shall cause each Selling Stockholder to agree to furnish such information.

4.4

Obligations of the Stockholder and the Selling Stockholders.  In connection with sales of Registrable Securities pursuant to a Registration Statement, the Stockholder agrees as follows:

(a)

It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 4.3 with respect to the Registrable Securities of any Selling Stockholder that such Selling Stockholder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Selling Stockholder's Registrable Securities.  The Stockholder shall cause each Selling Stockholder to agree to furnish such information.

(b)

The Stockholder shall cause each Selling Stockholder to agree to comply with all applicable securities laws in connection with its sales of Registrable Securities, including, without limitation, any prospectus delivery requirement.

4.5

Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Section 4 by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the principal market on which the Company’s Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Stockholder or Selling Stockholders)), (ii) printing expenses (including, without limitation, expenses of printing prospectuses requested by the Stockholder or Selling Stockholders), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, and (v) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Section 4.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Section 4 (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.  In no event shall the Company be responsible for any broker or similar commissions or any legal fees or other costs of the Selling Stockholders.

4.6

Indemnification.

(a)

Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Stockholder and each Selling Stockholder, the officers, directors, agents, and employees of each of them, each person who controls the Stockholder or any such Selling Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions or alleged untrue statements or omissions are based upon information regarding such Selling Stockholder furnished in writing to the Company by such Selling Stockholder expressly for use therein, or to the extent that such information relates to such Selling Stockholder or such Selling Stockholder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Selling Stockholder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 4.3(c)(ii)-(vi), the use by such Selling Stockholder of an outdated or defective Prospectus after the Company has notified such Selling Stockholder in writing that the Prospectus is outdated or defective and prior to the receipt by such Selling Stockholder of written notice from the Company that the use of the applicable Prospectus may be resumed.  The Company shall notify the Stockholder and the Selling Stockholders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Section 4 of which the Company is aware.

(b)

Indemnification by the Selling Stockholders.  The Stockholder shall cause each Selling Stockholder to agree to, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon: (i) such Selling Stockholder’s failure to comply with the prospectus delivery requirements of the Securities Act or (ii) any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, such untrue statement or omission is contained in any information so furnished in writing by such Selling Stockholder to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (1) such untrue statements or omissions are based upon information regarding such Selling Stockholder furnished in writing to the Company by such Selling Stockholder expressly for use therein, or to the extent such information relates to such Selling Stockholder or such Selling Stockholder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Selling Stockholder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 4.3(c)(ii)-(vi), the use by such Selling Stockholder of an outdated or defective Prospectus after the Company has notified such Selling Stockholder in writing that the Prospectus is outdated or defective and prior to the receipt by such Selling Stockholder of written notice from the Company that the use of the applicable Prospectus may be resumed.  In no event shall the liability of any Selling Stockholder hereunder be greater in amount than the dollar amount of the net proceeds received by such Selling Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)

Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Section 4, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the expense of one such counsel for the Stockholder and all Selling Stockholders shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Section 4, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within thirty days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)

Contribution.  If a claim for indemnification under Section 4.6(a) or 4.6(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 4.6(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 4.6(d), no Selling Stockholder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Selling Stockholder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

Section 5.

Provisions Regarding Co-Sale.

5.1

Co-Sale Right.  Notwithstanding anything to the contrary set forth herein (including the restriction on equity issuances set forth in Section 1.1), during the Restriction Period, the Company may issue shares of Common Stock in up to two (2) offerings so long as (i) the Common Stock sold in any such offering is at a price equal to at least $5.85 per share (as appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock distribution, stock dividend or similar event) and (ii) the Stockholder and its assignees are allowed to participate in any such offering and shall receive, in the aggregate, no less than 25% of the gross proceeds of such offering (the “Participation Amount”).  The Stockholder shall have the right, in its sole discretion, to allocate among itself and its assignees the Participation Amount. The Company may not issue any shares in any such offering unless and until (i) it provide at least 30 days’ written notice to the Stockholder of any such proposed offering, (ii) it provides the Stockholder at least 10 business days to notify the Company as to whether or not it (and its assignees) will participate in such offering and, if so, the amount of such participation, and (iii) the shares of Common Stock the Stockholder and its assignees wish to include in such offering are sold at the closing of such offering on the same terms as any shares of Common Stock sold by the Company.

            Section 6.

Intellectual Property and Product Licensing Rights

            6.1

Contemporaneously with the execution of this Agreement, the Company and the Stockholder shall enter into a Licensing Rights Agreement in the form attached hereto as Exhibit A, pursuant to which the Company shall agree to provide the Stockholder with certain limited licensing rights for intellectual property and product designs which are presently owned by the Company.

            Section 7.  Transitional Compensation

           7.1

It is acknowledged and agreed that (i) the Stockholder has been providing administrative, manufacturing and engineering services to the Company since the acquisition of the Company by the Stockholder and may continue to provide certain of such services in the future although it is expected that the Company will be transitioning to provide such services internally and not through the Stockholder, (ii) the Stockholder will be seeking to exploit its rights in connection with the Licensing Rights Agreement described in Section 6 hereof which may result in licensing fees becoming payable to the Company in the future, and (iii) the financial stability of the Stockholder is of significant value to the Company in securing a stable shareholder base and public market for its Common Stock.  Accordingly, in consideration of the foregoing, the parties have agreed that the Company shall make the following payments to the Stockholder:

•

$250,000 shall be paid in equal monthly installments during the quarter ended 6/30/06

•

$250,000 shall be paid in equal monthly installments during the quarter ended 9/30/06

•

$250,000 shall be paid in equal monthly installments during the quarter ended 12/30/06

•

$250,000 shall be paid in equal monthly installments during the quarter ended 3/31/07

7.2

In addition to the foregoing, the Company will continue to repay the intercompany balance outstanding as of the date hereof owed by the Company and its subsidiaries to the Stockholder in monthly installments of $100,000, until the balance is extinguished.

7.3

The Company shall afford the Stockholder the right to bid, on a competitive basis, any outsourced product engineering and manufacturing services that it hereafter requires on an as needed and as used basis.

7.4

In all events, the payments to be made by the Company to the Stockholder as set forth herein shall be made by the Company to the Stockholder promptly, time being of the essence.

Section 8.  Miscellaneous.

8.1

Further Assurances.  If any party reasonably determines or is reasonably advised that any further instruments or any other actions are necessary or desirable to carry out the terms of the Agreement, the other parties shall execute and deliver all such instruments and assurances and do all such actions  reasonably necessary and proper to carry out the terms of this Agreement.

8.2

Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

if to the Company, to:

Technest Holdings, Inc.

 276 Washington Street,

 P.O. Box 367,

 Boston, MA 02108

Fax: 617-973-6406

Attn: Daniel Clevenger, Esq.

with a copy to:

Foley Hoag LLP

155 Seaport Boulevard

Boston, MA 02210

Fax: 617-832-7000

Attn: David Broadwin, Esq.

if to the Stockholder, to:

Markland Technologies, Inc.

88 Royal Little Drive

Providence, RI 02904

Fax: 401-454-1806

Attn: Robert Tarini

with a copy to:

Greenberg Traurig, LLP

One International Place

Boston, MA 02110

Fax: 617-310-6000

Attn: Jonathan Bell, Esq.

The designation of any such address may be changed at any time by any party upon written notice given pursuant to the requirements of this Section.

8.3

Waivers.  No waiver by either party of the performance of any obligation under this Agreement or with respect to any default or any other matter arising in connection with this Agreement shall be deemed a waiver with respect to any subsequent performance, default or matter.

8.4

Amendments.

No modification or amendment of all or any part of this Agreement shall be valid unless it is reduced to writing and signed by all parties.

8.5

Governing Law.  Interpretation and performance of this Agreement shall be in accordance with, and shall be controlled by, the laws of the Commonwealth of Massachusetts.

8.6

Assignment; Third-Party Beneficiaries.  This Agreement shall not be assignable by any party hereto without the prior written consent of the other party hereto; except that the Stockholder, without the Company’s consent, shall have the right to assign the Common Stock held by Stockholder to one or more Holders.  The Holders of such assigned Common Stock shall be third party beneficiaries of the obligations of the Company set forth in Sections 1, 4 and 5 herein.

8.7

Severability.  Each provision of this Agreement shall be separate and independent.  If any provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable, such invalidity shall not affect the validity or enforceability of the remainder of this Agreement or the application of such provision to persons or circumstances other than those to which it is invalid or unenforceable, and each provision hereof shall be valid and enforceable to the extent permitted by law; should any material term or provision of this Agreement be found invalid by any court or regulatory body having jurisdiction, the parties agree to negotiate in good faith to modify this Agreement to restore the parties to the greatest extent possible, to their respective positions intended on the date hereof.

8.8

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

8.9

Headings.  Headings in this Agreement are for convenience of reference only and shall not define, limit or interpret any of the provisions herein.  Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

MARKLAND TECHNOLOGIES, INC.

By:  /s/ Robert Tarini

Name:  Robert Tarini

Title:    Chief Executive Officer

TECHNEST HOLDINGS, INC.

By:  /s/ Joseph Mackin

Name:  Joseph Mackin

Title:    Chief Executive Officer

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